                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. _)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                 Matritech, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: not applicable

         (2) Aggregate number of securities to which transactions applies: not applicable

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): not applicable

         (4) Proposed maximum aggregate value of transaction: not applicable

         (5)      Total fee paid:  not applicable

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount previously paid:  not applicable

         (2)  Form, Schedule or Registration Statement No.:  not applicable

         (3)  Filing Party:  not applicable

         (4)  Date Filed:  not applicable

                                 MATRITECH, INC.
                                330 NEVADA STREET
                           NEWTON, MASSACHUSETTS 02460

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 14, 2002

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Matritech, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 14, 2002, at 9:00 a.m., local time, at the Sheraton Newton, 320 Washington Street, Newton, Massachusetts 02458, for the following purposes:

         I.       To elect a Board of Directors for the ensuing year.

        II. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of the Company's common stock, par value $.01 per share ("Common Stock") authorized for issuance from 40,000,000 to 60,000,000 shares.

       III.       To approve the Company's 2002 Stock Option and Incentive Plan.

        IV.       To approve the Company's 2002 Non-Employee Director Plan.

         V.       To approve the Company's 2002 Employee Stock Purchase Plan.

        VI. To ratify the selection of the firm of KPMG LLP as auditors for the fiscal year ending December 31, 2002, subject to the completion of KPMG's acquisition of the Boston audit practice group of Arthur Andersen LLP.

       VII. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only stockholders of record at the close of business on April 15, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            By Order of the Board of Directors,

                                            /s/ John S. Doherty, Jr.
                                            ------------------------------------
                                            John S. Doherty, Jr., Secretary
                                            Newton, Massachusetts


April 19, 2002

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                 MATRITECH, INC.
                                330 NEVADA STREET
                           NEWTON, MASSACHUSETTS 02460

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 14, 2002

         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Matritech, Inc. (the "Company" or "Matritech") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, June 14, 2002 at 9:00 a.m., local time, at the Sheraton Newton, 320 Washington Street, Newton, Massachusetts 02458.

         Only stockholders of record as of April 15, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of that date, there were 30,670,043 shares of common stock, $ .01 par value (the "Common Stock"), issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised.

         The persons named as attorneys in the proxies are directors and/or officers of the Company. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." With respect to the election of a Board of Directors, any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

         In addition to the election of directors, the stockholders will consider a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Charter"), a proposal to approve the Company's 2002 Stock Option and Incentive Plan, a proposal to approve the Company's 2002 Non-Employee Director Stock Option Plan, a proposal to approve the Company's 2002 Employee Stock Purchase Plan and a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to a matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

         The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         The Company's Annual Report, containing financial statements for the fiscal year ended December 31, 2001, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 22, 2002.

                                   PROPOSAL I.

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders. All directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation or removal. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) FOR the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

         Nominated for election to the Company's Board of Directors are: Stephen
D. Chubb; David L. Corbet; Judith Kurland; David Rubinfien; T. Stephen Thompson and C. William Zadel. Each of the nominees currently serves as a director of the Company.

          SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of March 31, 2002, certain information regarding the ownership of shares of the Company's Common Stock by:
(i) each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock of the Company outstanding at such date,
(ii) each director and nominee of the Company, (iii) each Named Officer (as defined on page 6) and (iv) all current directors and executive officers as a group:
                                            AMOUNT AND NATURE
                                              OF BENEFICIAL         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)        OWNERSHIP(2)          CLASS 3)
---------------------------------------     -----------------       ---------

Stephen D. Chubb(4)....................           714,900               2.3%
David L. Corbet(5).....................           261,889                *
Melodie R. Domurad(6)   ...............            24,531                *
Stephen H. Ip(7).......................            51,949                *
Ying-Jye Wu(8).........................            87,827                *
Judith Kurland(9)......................             5,834                *
David Rubinfien(10)....................            67,149                *
T. Stephen Thompson(11)................            77,649                *
         c/o Immtech International
         150 Fairway Drive
         Vernon Hills, IL  60661
C. William Zadel (12)    ..............            63,800                *
         c/o Mykrolis Corporation
         One Patriots Park
         Bedford, MA  01730

All executive officers and directors
  as a group (11 persons)(13)..........         1,401,267               4.4%

-----------------------------

* Indicates less than 1% of outstanding common stock.

(1) Unless otherwise indicated, the address of each person listed on the table is c/o Matritech, Inc., 330 Nevada Street, Newton, MA 02460.

(2) Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock owned based upon information provided to the Company by the directors, officers and principal stockholders.

(3) The number of shares of Common Stock deemed outstanding for this calculation includes (i) 30,670,043 shares of Common Stock outstanding on March 31, 2002 and
(ii) all Common Stock underlying stock options which are currently exercisable or will become exercisable on or within 60 days thereafter by the person or group in question.

(4) Mr. Chubb's beneficial ownership includes 261,098 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(5) Mr. Corbet's beneficial ownership includes 256,823 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter. Mr. Corbet holds all of his issued shares jointly with his wife.

(6) Dr. Domurad's beneficial ownership includes 13,659 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(7) Dr. Ip's beneficial ownership includes 51,949 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(8) Dr. Wu's beneficial ownership includes 63,282 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(9) Ms. Kurland's beneficial ownership includes 5,834 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(10) Mr. Rubinfien's beneficial ownership includes 67,149 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(11) Mr. Thompson's beneficial ownership includes 67,149 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(12) Mr. Zadel's beneficial ownership includes 62,800 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.

(13) Includes 895,482 shares issuable upon exercise of outstanding stock options exercisable on March 31, 2002 or within 60 days thereafter.


                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the nominees to be elected as directors at the Annual Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company:


NAME                                  AGE   POSITION
----                                  ---   --------
Stephen D. Chubb(1)...............    58    Chairman and Chief Executive Officer
David L. Corbet(1)................    48    Director, President and Chief Operating Officer
John S. Doherty, Jr.(1)...........    54    Vice President, Finance, Chief Financial Officer,
                                            Treasurer and Secretary
Melodie R. Domurad, Ph.D.(1)......    44    Vice President, Clinical and Regulatory Affairs

Stephen H. Ip, Ph.D.(1)...........    55    Vice President, Corporate Development
John E. Quigley, Jr.(1)...........    44    Vice President, Sales and Marketing
Ying-Jye Wu, Ph.D.(1).............    53    Vice President, Research and Development
Judith Kurland....................    56    Director
David Rubinfien (2)...............    80    Director
T. Stephen Thompson(2)(3).........    54    Director
C. William Zadel(3)...............    58    Director

-------------------------
(1) Officers of the Company are elected annually by the Board of Directors and serve until the next Annual Meeting of the Board of Directors and until their respective successors are elected and qualified, or until their earlier resignation or removal.
(2)      Member of Compensation Committee.
(3)      Member of Audit Committee.

         Mr. Chubb, a founder of Matritech, has been Chairman since October 1993 and a director and Matritech's Chief Executive Officer since the Company's inception in 1987. Mr. Chubb was the Company's President until October 1993 and was also Treasurer of the Company until March 1992. From 1984 to 1986, Mr. Chubb served as President and Chief Executive Officer of T Cell Sciences, Inc., a publicly-traded biotechnology company. Prior to 1984, Mr. Chubb was President and Chief Executive Officer of Cytogen Company, also a publicly-traded biotechnology company. He currently serves as a director of Charles River Laboratories, a publicly-traded medical products company. In addition, Mr. Chubb served as a director of i-STAT Corporation, a publicly-traded medical equipment company, until the expiration of his term on May 30, 2002.

         Mr. Corbet has been Matritech's President, Chief Operating Officer and a director since October 1993, and joined the Company in April 1993 as Executive Vice President. Prior to joining Matritech and since 1991, Mr. Corbet had served as President and Chief Operating Officer of T Cell Diagnostics, Inc., a subsidiary of T Cell Sciences, Inc., which was a publicly-traded biotechnology company, and served in various other executive and managerial offices there since 1985.

         Mr. Doherty has been Matritech's Vice President, Finance, Chief Financial Officer, Treasurer and Secretary since September 1999. From 1998 to 1999, Mr. Doherty served as Vice President of Corporate Ventures and Taxes of Global Knowledge Network, a privately-held information technology training company. From 1977 to 1998, Mr. Doherty served in various positions at Digital Equipment Corporation, a publicly-traded manufacturer of computer software and products, most recently as Director of Acquisitions and Investments from 1992 to 1998.

         Dr. Domurad has been Matritech's Vice President, Clinical and Regulatory Affairs since January 2000. From October 1997 to December 1999 she was Matritech's Director of Clinical and Regulatory Affairs. From 1994 to 1997, she served as Director of Clinical Research of ErgoScience Development Corporation, a publicly-traded biopharmaceutical company. Prior to 1994 Dr. Domurad was Director of Operations of the Center for the Study of Nutrition at the Beth Israel Deaconess Medical Center, a Harvard Medical School facility.

         Dr. Ip has been Matritech's Vice President, Corporate Development since January 2002. From August 1999 until December 2001, he was Matritech's Vice President, Far East Operations. From December 1998 to August 1999, Dr. Ip served as President and Chief Executive Officer of International Bioimmune Systems, Inc., a privately-held biotechnology company. From December 1996 to December 1998, he held a variety of positions, including President, Chief Operating Officer, and Executive Vice President at American Biogenetic Sciences, Inc., a publicly-traded biotechnology company. From March

1996 to December 1996, Dr. Ip served as Vice President, Manufacturing, Corporate & Business Development at Paracelsian, Inc., a publicly-traded biotechnology company. From 1989 to 1996, he was President and Chief Operating Officer of Cytomed, a privately-held biotechnology company.

         Mr. Quigley has been Matritech's Vice President, Sales and Marketing since July 2001. From December 2000 until April 2001, he was Director of Marketing for Argose, Inc., a medical diagnostic products company. From 1998 until May 2000, Mr. Quigley was the Vice President of Global Marketing for Bayer's Critical Care business unit. From January 1997 until 1998, Mr. Quigley was Director of U.S. Marketing at Chiron Diagnostics, a publicly traded biotech and diagnostics company that was acquired by Bayer. From 1994 until 1997, Mr. Quigley was Director of Marketing at Boehinger Mannheim, a privately held diagnostics company.

         Dr. Wu has been Matritech's Vice President, Research and Development since April 1999 and also served as such from March 1995 to February 1997. From February 1997 to April 1999, he was Matritech's Vice President, Product Development, and from December 1992 to March 1995 he was Matritech's Vice President, Research. From June 1990 to December 1992, Dr. Wu served as Director of Cell Biology of CytoMed, Inc., a biotechnology company. From 1987 to 1990, Dr. Wu was a manager of research and development at Pharmacia ENI Diagnostics, Inc., a biotechnology company.

         Ms. Kurland has served as a director of Matritech since February 2001. Ms. Kurland is presently the President of Hunt Alternatives, a foundation. Ms. Kurland was the New England Regional Director of the United States Department of Health and Human Services from May 1997 to January 2001. She served as Commissioner of Health and Hospitals for the City of Boston from 1988 to 1993. Prior to 1993, Ms. Kurland held numerous healthcare policy positions in hospitals and governmental agencies. Ms. Kurland has served since December 1998 as the Acting Editor of Public Health Reports, the journal of the U.S. Public Health Service. She is a faculty member at Tufts University Medical School, Boston University Medical School, Simmons College, and presently teaches at the Harvard School of Public Health.

         Mr. Rubinfien has served as a director of Matritech since May 1988. Mr. Rubinfien served as Chairman and President of Systemix Inc., a biotechnology company, from 1989 through 1991 and as President and Chief Executive Officer of Microgenics Company, a medical diagnostics company, from 1985 through 1987. Mr. Rubinfien currently serves as a director of Molecular Biosystems, Inc., a publicly-traded biomedical company.

         Mr. Thompson has served as a director of Matritech since May 1994. Mr. Thompson is President, Chief Executive Officer and a director of Immtech International, Inc., a publicly-traded biopharmaceutical company, which positions he has held since 1992. From 1985 to 1992, Mr. Thompson held a number of management positions, most recently as President and Chief Executive Officer, at Amersham Corporation, a subsidiary of Amersham International plc., a publicly-traded life science and health care company.

         Mr. Zadel has served as a director of Matritech since December 1995. Presently, Mr. Zadel is the Chief Executive Officer of Mykrolis Corporation, formerly the microelectronics division of Millipore Corporation, a publicly-traded semiconductor equipment company. From April 1996 until August 2001, Mr. Zadel was the Chairman, President, Chief Executive Officer and a director of the Millipore Corporation. From 1986 through 1995, Mr. Zadel served as President and Chief Executive Officer of Ciba Corning Diagnostics Corporation, a biotechnology company. Mr. Zadel currently serves, and has served since 1989, as a director of Kulicke & Soffa Industries, Inc., a publicly-traded semiconductor assembly equipment company. Mr. Zadel also currently serves as a director of Citizens Bank of

Massachusetts, at which the Company maintains its operating bank account. The Company has no other financial relationships with Citizens Bank of Massachusetts.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors met six times and acted by unanimous written consent one time during the fiscal year ended December 31, 2001. The Audit Committee of the Board of Directors, of which Messrs. Sandberg, Thompson and Zadel served as members, oversees the accounting and tax functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors. The Audit Committee met five times during the fiscal year ended December 31, 2001. The Compensation Committee of the Board of Directors, of which Messrs. Rubinfien, Sandberg and Thompson served as members, reviews and makes recommendations concerning executive compensation, and administers the Company's 1992 Stock Plan (the "1992 Plan") and the 1992 Non-Employee Director Stock Option Plan (the "1992 Director Plan"). The Compensation Committee met three times and acted by unanimous written consent once during the fiscal year ended December 31, 2001. The Board of Directors does not currently have a standing nominating committee or committee performing similar functions. During 2001, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he or she has been a director, and of all committees on which he served during the period for which he served on such committee.


                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid or accrued by the Company for services rendered to the Corporation for the fiscal years ended December 31, 2001, 2000, and 1999 to (i) Mr. Chubb, the Company's Chairman and Chief Executive Officer, and (ii) Mr. Corbet, Dr. Wu, Dr. Domurad, and Dr. Ip, the next four most highly compensated executive officers of the Company as of December 31, 2001 (the "Named Officers"). The Company did not grant any restricted stock awards or stock appreciation rights ("SARs") and did not make any long-term incentive plan payouts during fiscal 2001, 2000 or 1999:

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                             ANNUAL COMPENSATION     COMPENSATION
                                            ----------------------   ------------
                                                                        AWARDS
                                                                     -----------
                                                                                         ALL
                                                                      SECURITIES        OTHER
NAME AND                                      SALARY      BONUS       UNDERLYING     COMPENSATION
PRINCIPAL POSITION                  YEAR       ($)         ($)        OPTIONS(#)        ($)(1)
------------------                  ----     ---------   --------    ----------      ------------
Stephen D. Chubb                    2001     $238,915    $35,700        12,526          $413
Chairman, Director and              2000      229,315     36,915        11,153           413
Chief Executive Officer             1999      212,200     34,376         9,316           836


David L. Corbet                     2001     $200,769    $25,000         8,772          $144
Director, President and             2000      196,450     26,349         7,960           413

Chief Operating Officer             1999      182,700     24,664         6,684           239


Ying-Jye Wu                         2001     $153,962    $18,941         6,646          $221
Vice President, Research            2000      145,750     19,500         5,891           221
and Development                     1999      137,800     18,465        12,504           242


Melodie R. Domurad                  2001     $162,454    $24,000        48,421           $96
Vice President, Clinical            2000      128,077     16,371         4,946            94
and Regulatory Affairs              1999      117,029     13,410         8,634            84


Stephen H. Ip                       2001     $160,154    $20,375         7,149          $221
Vice President,                     2000      152,769     14,898         4,501           221
Corporate Development               1999       51,923     54,030       101,648           104

--------------------

(1) Compensation represents term life insurance premiums paid by the Company

OPTIONS

         The following table provides information about options granted during the fiscal year ended December 31, 2001 under the 1992 Plan to the Named
Officers:

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                               POTENTIAL REALIZABLE VALUE
                                                                               AT ASSUMED ANNUAL RATES OF
                                                                               STOCK PRICE APPRECIATION
INDIVIDUAL GRANTS(2)(3)                                                        FOR OPTION TERM (4)
--------------------------------------------------------------------------     --------------------------
                                      PERCENT OF
                                      TOTAL
                        NUMBER OF     OPTIONS
                        SECURITIES    GRANTED TO
                        UNDERLYING    EMPLOYEES    EXERCISE
                        OPTIONS       IN FISCAL    PRICE       EXPIRATION
NAME                    GRANTED (#)   YEAR(%)(5)   ($/SHARE)   DATE             5%($)         10%($)
----                    -----------   ----------   ---------   ----------      -------       -------
Stephen D. Chubb          12,526         4.86%       $2.85     12-31-11        $22,451       $56,895

David L. Corbet            8,772         3.40         2.85     12-31-11         15,722        39,844

Ying-Jye Wu                6,646         2.58         2.85     12-31-11         11,912        30,187

Melodie R. Domurad        40,000        15.51         3.26      6-15-11         82,008       207,824
                           8,421         3.26         2.85     12-31-11         15,093        38,250

Stephen H. Ip              7,149         2.77         2.85     12-31-11         12,814        32,472

-------------------------

(1)  The Company did not grant any SARs in 2001.

(2) Stock options were granted under the 1992 Plan at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

(3) The options have a term of ten years from the date of grant and become exercisable as to 25% of the shares covered on each of the first four anniversaries of the date of grant.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(5) A total of 257,944 options were granted to employees in 2001 under the 1992 Plan.

     The following table sets forth information regarding stock option exercises in the last fiscal year and exercisable and unexercisable stock options held as of December 31, 2001 by each of the Named Officers. Amounts described in the following table under the heading "Value Realized" were calculated based on the difference between the fair market value of the Company's Common Stock on the date of the exercise and the exercise price of the options in accordance with the regulations promulgated under the Securities Exchange Act of 1934, as amended, and do not necessarily reflect amounts received by the Named Officers. Amounts described in the following table under the heading "Value of Unexercised In-the-Money Options at December 31, 2001" are based upon the fair market value of the Company's Common Stock as of December 31, 2001, the last trading day for the fiscal year ended December 31, 2001, which was $2.848 per share as quoted on the Nasdaq National Market less the applicable exercise price, multiplied by the number of shares underlying the options. The Company has never granted any SARs.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                                  SECURITIES
                                                                  UNDERLYING
                                                                  UNEXERCISED OPTIONS     VALUE OF UNEXERCISED
                                                                  AT DECEMBER 31,         IN-THE-MONEY OPTIONS
                                                                  2001 (#)                AT DECEMBER 31, 2001
                              SHARES ACQUIRED     VALUE           EXERCISABLE/            ($) EXERCISABLE/
NAME                          ON EXERCISE(#)      REALIZED($)     UNEXERCISABLE           UNEXERCISABLE
----                          ---------------     -----------     --------------------    --------------------
Stephen D. Chubb............        --                --           261,098/37,374          $27,399/$9,133
David L. Corbet.............        --                --           256,823/27,434            78,600/6,902
Ying-Jye Wu.................     2,500            $7,510            69,882/20,617            11,561/7,662
Melodie R. Domurad..........        --                --            13,659/59,930             7,158/6,784
Stephen H. Ip...............        --                --            51,949/61,349         100,250/100,250


COMPENSATION OF DIRECTORS

         Currently, non-employee directors do not receive cash compensation for attendance at meetings of the Board of Directors and of its committees, but receive compensation in the form of options to purchase Common Stock of the Company pursuant to the 1992 Director Plan and the 1992 Plan. The 1992 Director Plan includes two types of option grants: (a) each non-employee director who first became or becomes a member of the Board of Directors on or after June 7, 1996 is automatically granted on the date of such election, without further action by the Board, an option (an "Initial Option") to purchase 10,000 shares of the Company's Common Stock which vests over a four-year period and (b) annually, each non-employee director is automatically granted, as of the date of the Annual Meeting of Stockholders in such year, an option (an "Annual Option") to purchase 10,000 shares of Common Stock which vests over a one-year period. Any non-employee who becomes a director after the Annual

Meeting of Stockholders in any year shall be entitled to receive, in addition to the Initial Option, a fraction of the Annual Option equal to (x) divided by twelve (12), where (x) equals the number of complete months remaining until the first anniversary of the preceding Annual Meeting of Stockholders. In addition, certain directors have received options to purchase Common Stock of the Company pursuant to the 1992 Plan. Under the 1992 Director Plan, June 2001 Annual Option grants were made to each of Messrs. Rubinfien, Sandberg, Thompson, Zadel and Ms. Kurland to purchase 10,000 shares of the Company's Common Stock and an Initial Option grant was made to Ms. Kurland to purchase 3,334 shares of the Company's Common Stock upon her election to the Board of Directors in 2001, all of which vest over one-year periods, except Ms. Kurland's Initial Option Grant which vests after four years. All options granted pursuant to the 1992 Director Plan and the 1992 Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and expire ten years after the date of grant. Directors are also reimbursed for their expenses incurred in attending meetings of the Board of Directors and committees thereof. The 1992 Director Plan terminated in March 2002. A new non-employee director plan is being proposed for approval at the Annual Meeting. See Proposal IV below.

         Directors who are employees of the Company receive no additional compensation for service on the Board of Directors or its committees.


COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors (the "Compensation Committee") is currently composed of David Rubinfien, Richard A. Sandberg and
T. Stephen Thompson, none of whom is currently an officer or employee of the Company. Mr. Sandberg is not seeking re-election to the Board of Directors.

         The functions of the Compensation Committee are to establish salaries and incentive compensation for the Company's executive officers and to administer the Company's stock option and stock purchase plans.

         The Company's executive compensation programs are designed (i) to attract and retain experienced and well qualified executives capable of leading the Company to meet its business objectives, and (ii) to motivate them to enhance long-term stockholder value. In setting the compensation level for executive officers, the Compensation Committee is guided by the following considerations:

- Compensation levels should be competitive with compensation generally being paid to executives in the biotechnology industries to ensure the Company's ability to attract and retain superior executives;

- Each individual executive officer's compensation should reflect the performance of the Company as a whole, the performance of the officer's business unit, if applicable, and the performance of the executive officer; and

- A significant portion of executive officer compensation should be paid in the form of equity-based incentives to link closely stockholder and executive interests and to encourage stock ownership by executive officers.

         An executive's total compensation package includes a salary and cash bonus determined by the Compensation Committee, long-term incentive compensation in the form of stock options and various benefits, including a 401(k) retirement plan and medical insurance plans that are available to all employees of the Company. Salaries of the Company's Chief Executive Officer and the next four most highly compensated executives during fiscal 2001 are listed in the "Summary Compensation Table" found on page 6. The Compensation Committee reviews executive salaries at least once per year and, while it is not required to do so, it may in its discretion adjust these salaries. The Compensation Committee attempts to keep the Company's compensation programs competitive by comparing them with those of other local and national companies in the industry. The Compensation Committee also attempts to balance the compensation level for an individual executive against his or her specific job requirements, including the individual's influence on obtaining corporate objectives.

         Cash Compensation. The Compensation Committee sets the annual salaries for individual executives by reviewing the salaries historically paid at the Company, the salaries paid by the Company's competitors to persons holding comparable positions and compensation studies prepared by independent third parties. The Compensation Committee determines any increases in annual salaries and bonuses based on a comparison of the executive's actual performance against his or her performance objectives, as well as on various subjective factors. The performance objectives for each executive depend on his or her area of responsibility and may include achievement of the performance objectives in the areas of product commercialization, clinical trials, corporate partnering, and financings, as well as other financial objectives. Among the subjective factors considered by the Compensation Committee are the executive's ability to provide leadership, to develop the Company's business, to promote the Company's image with its customers and stockholders and to manage the Company's continuing growth. The Compensation Committee also solicits and considers performance reviews and recommendations from senior management in establishing compensation levels for all but the Chief Executive Officer.

         Equity Compensation. The Company's equity compensation program is designed to (i) provide long-term incentives to executive officers, (ii) tie compensation to creating long-term shareholder value, (iii) encourage executive officers to remain with the Company and to promote the Company's business, and
(iv) provide executives with the opportunity to obtain significant, long-term stock ownership in the Company's Common Stock.

         The Compensation Committee has granted options to executive officers as the long-term incentive component of the executive officers' total compensation package. The Compensation Committee generally grants options that become exercisable over a four-year period as a means of encouraging executives to remain with the Company and to promote its success. In fiscal 2001, the Compensation Committee only awarded the Company's executives stock options with exercise prices equal to the market price of the Common Stock on the date of grant. As a result, executives will benefit from these stock option grants only to the extent that the price of the Company's Common Stock increases and the Company's stockholders have also benefited.

         In deciding whether to grant options and in determining the number of shares to be subject to such options, the Compensation Committee generally reviews the option holdings of each of the executive officers, including the number of unvested options and the then-current value of such unvested options. The number of options granted to certain of the most highly compensated executive officers of the Company in fiscal 2001 is set forth in the table captioned "Option Grants in Last Fiscal Year" found on page 7. The total options held by each of these executives at December 31, 2001 is set forth in the table captioned "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" found on page 8.

         CEO Compensation. With respect to the compensation of the Company's Chief Executive Officer, Mr. Chubb's salary was $238,915 (this includes accrual) in 2001. In addition, Mr. Chubb was granted a cash bonus in the amount of $35,700 in 2001, which was paid in January 2002. On December 31, 2001, he received options under the Company's 1992 Plan to purchase up to 12,526 shares of the Company's Common Stock at an exercise price of $2.85 per share. These options become exercisable as to 25% of the shares covered on each of December 31, 2002, 2003, 2004 and 2005. All options granted to Mr. Chubb during 2001 expire ten years from the date of grant and have exercise prices equal to 100% of the fair market value of the Company's Common Stock as of the date of grant. In arriving at the level of compensation for Mr. Chubb, the Compensation Committee attempted to measure Mr. Chubb's contribution to the progress made by the Company during 2001 toward the achievement of the Company's principal objectives, but the Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based. In determining Mr. Chubb's salary for fiscal year 2002 at a meeting on December 21, 2001, the Compensation Committee considered the Company's financial, strategic and clinical objectives for fiscal year 2001 and concluded that Mr. Chubb's current level of salary was appropriate.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally prevents publicly-held corporations from deducting, for federal income tax purposes, compensation in excess of $1 million paid to certain executives. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

                                                 Respectfully submitted,

                                                 David Rubinfien
                                                 Richard A. Sandberg
                                                 T. Stephen Thompson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2001 no executive officer of the Company served as a member of an audit or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors), nor served as a director, of another entity, one of whose executive officers serves as a director of the Company or serves on the Company's Compensation Committee.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors (the "Audit Committee") is responsible for providing assistance to the Company's directors in fulfilling their responsibility to the stockholders, potential stockholders and investment community relating to the corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee is currently composed of three independent directors, T. Stephen Thompson, Richard A. Sandberg and C. William Zadel, and acts under a written charter which was adopted and approved by the Board of Directors (the "Board") on February 11, 2000. Mr. Sandberg is not seeking re-election to the Board of Directors. All of the Audit Committee members satisfy the criteria for independence as defined in Rule 4200(a)(15) of the NASD's listing standards.

         The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation.

         First, the Audit Committee discussed Arthur Andersen's independence from the Company and its management, and received a letter from Arthur Andersen concerning Arthur Andersen's independence as required under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         Second, the Audit Committee discussed with Arthur Andersen, the Company's independent auditors for fiscal 2001, those matters required to be discussed by the Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU ss.380). These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

         Finally, the Audit Committee reviewed and discussed with the Company's management and Arthur Andersen the Company's audited consolidated balance sheet as of December 31, 2001, and consolidated statement of operations, stockholders' equity and cash flows for the year ended December 31, 2001.

         Based on the discussions with Arthur Andersen concerning the audit, the independence issue, the financial statement review and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Company's 2001 Annual Report on Form 10-K.

                                                Respectfully submitted,

                                                T. Stephen Thompson, Chairman
                                                Richard A. Sandberg
                                                C. William Zadel


STOCK PERFORMANCE GRAPH

         The Stock Performance Graph set forth on page 13 compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1996 to December 31, 2001, with the cumulative total return of the Nasdaq Market Index and the Company's four digit SIC Code Index over the same period. The comparison assumes $100 was invested on December 31, 1996 in the Company's Common Stock, in the Nasdaq Market Index and in the four digit SIC Code Index and assumes reinvestment of dividends, if any.

                  COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)




                                  [LINE GRAPH]





                               12/29/96    12/31/97    12/31/98    12/31/99   12/31/00    12/29/01
                               --------    --------    --------    --------   --------    --------
Matritech, Inc.                 100.00       57.35       19.49       38.97       48.16      33.51
SIC Code 2835                   100.00       82.27       95.62      158.77      209.48     202.84
Nasdaq Market Index             100.00      122.32      172.52      304.29      191.25     152.46

---------------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.


AUDIT FEES

         Audit Fees. Fees for Arthur Andersen LLP's professional services rendered for the Company's fiscal year 2001 audit were $43,500. Arthur Andersen LLP's fees per quarterly review of Form 10-Q were $5,000 per quarter for fiscal year 2001.

         Financial Information Systems Design and Implementation Fees.  None.

         All Other Fees. Fees for Arthur Andersen LLP's professional services rendered in connection with the filing of the Company's federal and state tax returns for fiscal year 2001 are $11,000.

                                  PROPOSAL II.

        PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         By resolutions adopted at a meeting of the Board of Directors held on February 11, 2002, the Board of Directors recommended to the stockholders that the Company's Charter be amended to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share, from 40,000,000 shares to 60,000,000 shares. The full text of these proposed amendments to the Charter is set forth in a proposed form of Certificate of Amendment attached hereto as Appendix A.

         The Board of Directors believes that increasing the number of authorized shares is essential to ensure that the Company will continue to have an adequate number of shares of Common Stock available for future issuance.

         As of March 1, 2002 the Company had 30,221,183 shares of Common Stock outstanding. As of December 31, 2001, an additional 1,119,437 shares were available for future grants under the Company's 1992 Plan and the 1992 Director Plan. Under these plans, the Company has granted options to purchase 1,438,559 shares of Common Stock. Also as of December 31, 2001, 170,395 shares were available for issuance under the Company's 1992 Employee Stock Purchase Plan. Under the Stock Purchase Plan, the Company had 339,606 shares subject to outstanding common stock purchase warrants. In addition, upon approval by the Stockholders of the Company's 2002 Stock Option and Incentive Plan, the Company's 2002 Non-Employee Director Plan and the Company's 2002 Employee Stock Purchase Plan, the Company will require 3,690,000 shares to be available for stock options and share purchases. This means the Company would only have 3,020,820 shares of Common Stock available for other future use without increasing the number of authorized shares.

         If the Stockholders approve this increase, the Company would be able to issue stock for any valid corporate purpose that the Board of Directors from time to time deems necessary or advisable, including, without limitation, stock splits and stock dividends, continued financings in furtherance of the Company's research, product development and operations, acquisitions and other transactions involving the use of Common Stock. The availability of additional shares of Common Stock for issuance will provide the management with greater flexibility in taking any of these actions without the expense and delay of obtaining Stockholder approval other than as required by state law or Nasdaq requirements for the particular transaction. The Company does not presently intend to use the additional shares, made available as a result of this increase, to engage in an exchange, merger, consolidation, acquisition or similar transaction.

         While the Board will authorize the issuance of additional shares of Common Stock based on its judgment as to the Company's and the Stockholder's best interests, future issuances could have a dilutive effect on existing Stockholders. Holders of Common Stock are not now, and will not be entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. In addition, the issuance of additional shares of Common Stock could have the effect of making it more difficult for a third party to acquire a majority of the Company's outstanding voting stock.

        Under Delaware law, the proposed amendment requires the approval of the holders of at least a majority of the Company's outstanding Common Stock. See "Voting Procedures."

         The Board of Directors recommends a vote FOR approval of this Proposal.

                                  PROPOSAL III.

          TO APPROVE THE COMPANY'S 2002 STOCK OPTION AND INCENTIVE PLAN

         On February 11, 2002, the Board of Directors adopted the 2002 Stock Option and Incentive Plan (the "Omnibus Plan"), subject to the approval of the Company's Stockholders. The Omnibus Plan provides for the grant of incentive stock options to employees and the grant of non-qualified stock options to employees, consultants, directors and officers of the Company. The proposed number of shares of Common Stock authorized for issuance under the Omnibus Plan is 2,000,000 shares.

         The approval of the Omnibus Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock eligible to vote and present and voting on this matter. See "Voting Procedures."

         Competition for top scientists, researchers, sales personnel and other skilled employees has become more intense as biotechnology companies proliferate at a rapid pace and the stock options granted under the Omnibus Plan are a significant element of the Company's compensation package, as they are in the biotechnology industry generally. The Company's management relies on stock options as essential parts of the compensation packages necessary for the Company to attract and retain experienced officers and employees.

         It is management's philosophy to grant options to all employees of the Company, allowing each employee to have an equity interest in the Company. Management believes that this policy provides better performance incentives to employees than cash compensation alone. In furtherance of this policy, during the fiscal year ended December 31, 2001, the Compensation Committee of the Board of Directors granted options to new employees. The Company has not increased the number of shares available for future grants since the Company's existing stock option plan, originally approved in 1992, terminated in March 2002, and unless the Omnibus Plan is approved the Company will have no plan under which future option grants can be made to new or existing employees of the Company.

         The Board of Directors of the Company believes that the proposed Omnibus Plan is essential to permit its Compensation Committee and the Company's management to continue to provide meaningful long-term, equity-based incentives to present and future key employees. Equity incentives are equally common and important throughout the biotechnology industry. Therefore, the Company continues to consider it crucial that it have in place appropriate arrangements for granting equity compensation.

         The following description of the Omnibus Plan is a summary and does not purport to be a complete description. A copy of the Omnibus Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

DESCRIPTION OF THE OMNIBUS PLAN

The purpose of the Omnibus Plan is to provide stock options and stock-based awards (each an "Award") in the Company to employees, consultants, directors and officers of the Company and its subsidiaries (each a "Participant"), all of whom are eligible to receive Awards under the Omnibus Plan.

Administration. The Omnibus Plan is administered by the Compensation Committee. The Compensation Committee has the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the

Omnibus Plan and to interpret and correct the provisions of the Omnibus Plan and any Award.

Eligibility. The Omnibus Plan provides for (i) the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Code to employees of the Company, (ii) the grant of non-qualified stock options to employees, consultants, directors and officers of the Company, (iii) the grant of restricted stock awards, and (iv) other Awards based upon the Common Stock having such terms and conditions as the Compensation Committee may determine.

Per-Participant Limit. No Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

Exercise of Options. Each option granted under the Omnibus Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Compensation Committee may specify. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. The Compensation Committee has the right to accelerate the date of exercise of any installment of any option (subject to the $100,000 per year limitation on the fair market value of stock subject to ISOs granted to any employee which become exercisable in any calendar year).

Payment for Exercise of Options. Payment for the exercise of options under the Omnibus Plan may be made by one or any combination of the following forms of payment (a) by check payable to the order of the Company, (b) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant (as defined in the Omnibus Plan) to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price,
(c) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

Assignability. Options may be transferred by will or by the laws of descent and distribution or pursuant to and in accordance with the Participant's stock option agreement.

Adjustment. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board of Directors shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

Effect of Termination, Disability or Death. The Board of Directors determines the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of an Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award.

Termination of Plan; Amendments. Awards may be granted under the Omnibus Plan at any time prior to June 14, 2012. The Board of Directors may from time to time amend, suspend or terminate the Omnibus Plan or any portion thereof at any time. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of Awards under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. The following general rules are applicable under current United States federal income tax law to incentive stock options ("ISOs") granted under the Company's Omnibus Plan.

1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed to the Company upon either grant or exercise of an ISO.

2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4. In any year that an optionee recognizes compensation income as the result of a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally should be entitled to a corresponding deduction for federal income tax purposes.

5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

7. An optionee may be entitled to exercise an ISO by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         Non-Qualified Options. The following general rules are applicable under current federal income tax law to options that do not qualify as ISOs ("Non-Qualified Options") granted under the Company's Omnibus Plan:

1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary compensation income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3. When the optionee sells the shares acquired pursuant to a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes compensation income.

5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         Awards and Purchases. The following general rules are applicable under current federal income tax law to awards of stock ("Awards") or the granting of opportunities to make direct stock purchases ("Purchases") under the Company's Omnibus Plan:

1. Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid.

2. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as compensation income).

3. Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         The Board of Directors recommends a vote FOR approval of this Proposal.

                                  PROPOSAL IV.

                        TO APPROVE THE 2002 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

         The 2002 Non-Employee Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors in February 2002 to replace a substantially similar plan that expired in March of 2002. The non-employee directors of the Company do not receive any other compensation other than the options granted to them under the previous plan. See "Compensation and Other Information Concerning Directors and Officers - Compensation of Directors" found on page 6.

         The adoption of the Director Plan is intended to enable the Company to continue to retain and attract qualified non-employee directors, and to continue to provide an incentive to non-employee directors to devote the requisite time and attention to the affairs of this Company by offering them a chance to participate in an increase in the value of the Company's shares. In the event the Stockholders ratify the Director Plan, the Directors will authorize the issuance of 965,000 shares to satisfy grants under the Director Plan. The complete text of the Director Plan, as proposed, is attached hereto as Appendix
C. A description of the Director Plan is set forth below.

DESCRIPTION OF THE NON-EMPLOYEE DIRECTOR PLAN

Administration. The Director Plan is administered by the Board of Directors or by a committee appointed by the Board. The Board of Directors, subject to the provisions of the Director Plan, has the power to construe the Director Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable. Options are granted pursuant to the Director Plan only to members of the Board of Directors who are not employees of the Company and are issued in consideration for services rendered to the Company.

Grant of Options. The Director Plan includes two types of option grants: (a) each non-employee director who becomes a member of the Board of Directors after approval of the Director Plan is automatically granted on the date of such election, without further action by the Board, an option (an "Initial Option") to purchase 10,000 shares of the Company's Common Stock and (b) annually, each non-employee director is automatically granted as of the date of the Annual Meeting of Stockholders in such year an option (an "Annual Option") to purchase 10,000 shares. Each non-employee director who becomes a member of the Board of Directors after the Annual Meeting of Stockholders in any year, starting with 2002, is entitled to receive, in addition to the Initial Option, a fraction of the Annual Option equal to (x) divided by twelve (12), where (x) equals the number of complete months remaining until the first anniversary of the preceding Annual Meeting of Stockholders.

Option Price and Vesting. The exercise price per share for all options granted under the Director Plan is equal to 100% of the fair market value of the Common Stock based on the market price of the Common Stock as of the date of grant. The Initial Options granted under the Director Plan will vest in four equal annual installments beginning on the first anniversary of the date of grant. The Annual Options will vest in four equal quarterly installments beginning on the three month anniversary of the date of grant. As of April 15, 2002 there were five Non-Employee Directors eligible to participate in the Director Plan.

Assignability and Transferability; Effect of Termination; Disability or Death. Stock options may be granted under the Director Plan at any time prior to June 14, 2012. The term of each option will be for a period of 10 years from the date of grant. Options may not be assigned or transferred except by will or the laws of descent and distribution and the vested portions of the option are exercisable only while the optionee is serving as a director of the Company or within 90 days after the optionee ceases to serve as a director of the Company. However, if a director dies or becomes disabled while he or she is serving as a director of the Company or within 90 days after the optionee ceases to serve as a director of the Company, any option granted shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee, his or her personal representative, heir or legatee, until the scheduled expiration date of the option.

Other. The Director Plan is not subject to the provisions of ERISA, and the provisions of section 401(a) of the Code are not applicable to the Director Plan. Option holders are protected against dilution in the event of a stock dividend or stock split.


                                NEW PLAN BENEFITS
                           NON-EMPLOYEE DIRECTOR PLAN


NAME AND POSITION                         DOLLAR             NUMBER OF UNITS**
                                         VALUE($)*

All current non-employee directors as a     0                  63,334 shares
group

* Based on the difference between the exercise price of the options granted under the 1992 Director Plan, the provisions of which are identical to the new plan, and the fair market value of the Company's Common Stock as of December 31, 2001.

** Based on Annual Grants made to existing non-employee directors during 2001, under the 1992 Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following general rules are applicable under current United States federal income tax law to options ("Options") granted under the Director Plan:

1. The optionee generally does not realize any taxable income upon the grant of an Option, and the Company is not allowed a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary compensation income at the time of exercise of an Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3. When the optionee sells the shares acquired pursuant to an Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. The Company generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes compensation income.

5. An optionee may be entitled to exercise an Option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price. If an optionee exercises an Option in such fashion, special rules will apply.

6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

         The Board of Directors recommends a vote FOR approval of this Proposal.

                                   PROPOSAL V.

                         TO APPROVE OF THE 2002 EMPLOYEE
                               STOCK PURCHASE PLAN

         The Company's stockholders are being asked to approve the Company's 2002 Employee Stock Purchase Plan (the "ESPP"). On February 11, 2002, the Board of Directors approved the ESPP, subject to stockholder approval. The following is a summary description of the ESPP and is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached hereto as Appendix D to this Proxy Statement.

         The ESPP will allow employees to make semi-annual purchases of the Company's common stock through regular payroll deductions. The recipients, amounts and values of future benefits are subject to individual elections of employees and are therefore not determinable at this time. As of April 12, 2002, the closing price of the Company's common stock as reported on the Nasdaq was $2.23 per share.

         Purpose and Number of Shares. The ESPP is intended to encourage stock ownership by all eligible employees of the Company so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The ESPP is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries.

         Under the ESPP, the aggregate number of shares of the Company's common stock that may be issued is 225,000 shares, subject to appropriate adjustments to reflect stock splits and other changes in the capitalization of the Company. If any option granted under the ESPP shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the ESPP.

         Administration. The ESPP will be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee has the right to adopt rules and regulations for carrying out the ESPP, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the ESPP. The interpretation and construction by the Committee of any provisions of the ESPP or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. In the event the Board of Directors does not appoint a Committee, the Board of Directors shall have all power and authority to administer the ESPP.

         Eligibility. All employees of the Company or any of its participating subsidiaries are potentially eligible to participate in the ESPP through payroll deductions. Employees who have completed six months of employment with the Company and whose customary employment is more than 20 hours per week and more than five months in any calendar year shall be eligible to receive options under the ESPP to purchase common stock of the Company. However, directors who are not employees and any person who owns five percent or more of the outstanding common stock of the Company is not eligible to participate under the ESPP.

         Employees can elect to deduct from one percent to ten percent of their total compensation for the purpose of purchasing shares under the ESPP. Elections are made through written election forms that become effective for the next and all succeeding payroll periods until changed or revoked by the participant. In the event that a participant elects to decrease his or her payroll deductions, the amount deducted at the commencement of the next payroll period will be the same amount as deducted at the end of the most recent payroll period. Shares of common stock will be offered for purchase through a series of consecutive purchase periods, each of a six-month duration. On the last day of each six-month period, each participant will receive and be deemed to exercise an option to purchase shares of the Company's common stock, up to a maximum of 1,000 shares per six-month period. The price per share at which the participant may purchase the Company's common stock for each six-month period shall be the lesser of (i) 85% of the average market price of the Company's common stock on the first business day of the six-month period and (ii) 85% of the average market price of the Company's common stock on the last business day of the six-month period, in either event rounded up to the nearest twenty five cents.

         Each participant may withdraw from the ESPP by terminating his or her payroll deduction and delivering to the Company a notice of withdrawal at any time prior to the last day of the six-month period. A decrease of a participant's payroll deductions to zero percent will not, by itself, cause the participant to withdraw from the plan. Once withdrawn, the employee may not rejoin the ESPP for the same six-month period, but may rejoin the ESPP in subsequent periods. In addition, a participant may not increase nor decrease payroll deductions in any given period. No employee may accrue the right to purchase more than $25,000 in market value of common stock (determined on the respective purchase dates) per each calendar year in which the right is outstanding.

         In the event that the participant's accumulated payroll deductions on the last day of the six-month period would enable the participant to purchase more than 1,000 shares except for the 1,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 1,000 shares shall be promptly refunded to the participant by the Company, without interest.

FEDERAL INCOME TAX CONSEQUENCES

         The following general rules are currently applicable under United States federal income tax law to options under the Company's ESPP:

         The amounts deducted from an employee's pay under the ESPP will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the ESPP or at the time the employee purchases shares pursuant to the ESPP.

         If the employee disposes of shares purchased pursuant to the ESPP more than two years after the first business day of the payment period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

         (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

         (b) 15% of the fair market value of the shares on the first business day of the payment period.

         In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

         If the employee disposes of shares purchased pursuant to the ESPP within two years after the first business day of the payment period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the payment period over the amount the employee paid for the shares.

         In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

         If the employee disposes of shares purchased pursuant to the ESPP more than two years after the first business day of the payment period in which the employee acquired the shares, the Company will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

         The Board of Directors recommends a vote FOR approval of this Proposal.

                                  PROPOSAL VI.

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors recommends the firm of KPMG LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2002, subject to certain conditions that are described below. In arriving at its decision to recommend a firm to audit the financial statements of the Company for 2002, the Board of Directors and the Audit Committee considered the U.S. Justice Department's recent action against the Company's current auditors, Arthur Andersen LLP, as well as the resignation of the Chief Executive Officer of Andersen in March 2002. In light of the uncertainty of Andersen's survival as an auditing firm, the Board directed the management of the Company to solicit bids for alternative auditors.

         After discussions with other nationally recognized accounting firms and after consideration of each of these firm's track record, corporate reputation, familiarity with the Company's industry and cost, the auditing firm that most completely fulfilled these considerations was KPMG LLP. This determination is based in part on the fact that KPMG has proposed to acquire the Boston audit practice group at Andersen that has audited the Company's financial statements since the Company's inception. The Company's Chairman has held thorough discussions with the senior partner of the New England office of KPMG and with those who, as employees or partners of KPMG, would audit the Company's financials in 2002. The Company has concluded that the likelihood of the completion of this transaction is high. The Company expects that this transaction will be completed, if at all, after the mailing of this proxy statement, but before the Annual Meeting. The Company does not expect to change its auditing firm until after its financial statements for the fiscal quarter ended March 31, 2002 have been reviewed by its existing auditors.

         The Board's recommendation of KMPG as the Company's auditors is made subject to the closing of the transaction resulting in the acquisition by KMPG of the Boston audit practice group at Andersen that has worked with the Company in the past. If this resolution is ratified and if the acquisition is completed, a representative of KPMG will be present at the Company's Annual Meeting to make a statement if so desired and will be available to respond to Stockholder questions.

         Stockholder ratification of the Company's independent public accountants is not required under Delaware law or under the Company's Charter or its Amended and Restated By-Laws. If the stockholders do not ratify the selection of KPMG as the Company's independent public accountants for the fiscal year ended December 31, 2002, or in the unlikely event that the transaction between Andersen and KMPG does not occur, the Company's Board of Directors will evaluate what would be in the best interests of the Company and its stockholders and select new independent public accountants. The Board of Directors has resolved not to engage its auditors to provide non-audit services other than tax-related advice and services, to avoid potential conflicts of interest or the appearance thereof. The Board of Directors recommends a vote FOR the ratification of this selection.

                                VOTING PROCEDURES

         The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for election as director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         Proposal I. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The six nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected as directors. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of all the nominees. Where the stockholder properly withheld authority to vote for a particular nominee or nominees, such stockholder's shares will not be counted toward such nominee or nominees' achievement of a plurality.

         Proposal II. With respect to the proposed amendment to the Company's Charter increasing its authorized capital stock, the affirmative vote of the holders of at least a majority of the outstanding Common Stock of the Company entitled to vote on this matter is required for approval under Delaware law. Abstentions and broker "non-votes" will have the same effect as votes against these matters, since they are not affirmative votes for these matters.

         Proposals III, IV, and V. With respect to the proposed approvals of the 2002 Stock Option and Incentive Plan, the 2002 Non-Employee Director Plan and the 2002 Employee Stock Purchase Plan, the Company's By-Laws and federal tax regulations provide that the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. The Delaware courts have interpreted "abstention" to mean the voluntary decision not to vote. Thus, shares subject to abstentions and shares subject to broker "non-votes" are not considered to have been voted on this matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

         Other Matters. For all other proposals submitted to the stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that proposal is required for approval. Abstentions, as well as broker "non votes," are not considered to have been voted on any such proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of shares from which the majority is calculated. If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company pursuant to SEC Rule 14a-8 must be received at the Company's principal executive offices not later than December 21, 2002. Under the Company's By-Laws, the deadline for providing timely notice to the Company of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders is 60 days prior to the 2003 annual meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2001 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2001.

                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any such further solicitation. In addition, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the name of a nominee. The Company will reimburse such persons for their reasonable out-of-pocket costs.

Proxy Card Attached

Appendix A  -  Charter Amendment
Appendix B  -  Omnibus Plan
Appendix C  -  Director Plan
Appendix D  -  ESPP

REVOCABLE PROXY
MATRITECH, INC.

Annual Meeting of Stockholders of MATRITECH, INC.
June 14, 2002

         The undersigned, revoking all prior proxies, hereby appoints Stephen D. Chubb and David L. Corbet, and, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of Common Stock of Matritech, Inc. (the "Company"), at which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Newton, 320 Washington Street, Newton, Massachusetts 02458 on Friday, June 14, 2002, at 9:00 a.m., local time and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2002, a copy of which has been received by the undersigned.



Please be sure to sign and date this Proxy in the box below.

Date
     ---------------------------


---------------------------------------------------------
Stockholder sign above ---- Co-holder (if any) sign above

Please sign exactly as your name appears on your stock certificate.
When signing as an attorney, executor, administrator, trustee or guardian, please provide your full title as such. If a corporation, please sign in full corporate name by an authorized officer.
                                                            With-    For All
                                                     For    hold     Except

1. Election of Directors: To elect six members       [ ]     [ ]      [ ]
to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

Stephen D. Chubb  T. Stephen Thompson       David Rubinfien
David L. Corbet   Judith Kurland            C. William Zadel

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                     For    Against   Abstain

2. To approve an amendment to the Company's          [ ]      [ ]       [ ]
Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

                                                     For    Against   Abstain

3. To approve the 2002 Stock Option and Incentive    [ ]      [ ]       [ ]
Plan.

                                                     For    Against    Abstain

4. To approve the 2002 Non-Employee Director         [ ]      [ ]       [ ]
Plan.

                                                     For    Against    Abstain

5. To approve the 2002 Employee Stock Purchase       [ ]      [ ]       [ ]
Plan.

                                                     For    Against    Abstain

6. To ratify the selection of the firm of            [ ]      [ ]       [ ]
KPMG LLP as auditors for the fiscal year ending
December 31, 2002, subject to KPMG's acquisition of the Boston audit practice group of Authur
Andersen LLP.

7. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLEASE CHECK IF YOU PLAN TO ATTEND THE ANNUAL MEETING                  [ ]

The Board of Directors recommends a vote FOR the foregoing proposals.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MATRITECH, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5 AND 6. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                                                      Appendix A

                           CERTIFICATE OF AMENDMENT OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                               OF MATRITECH, INC.

         Matritech, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Corporation, at a meeting held on February 11, 2002, duly adopted the following resolution setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED:         That the following proposed amendment and restatement of the first paragraph of Article FOURTH of the Corporation's Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of the Corporation's Common
                  Stock authorized for issuance from 40,000,000 shares to 60,000,000 shares be, and it hereby is, approved and be recommended to the stockholders of the Corporation for approval at the next Annual Meeting of Stockholders as being advisable and in the best interests of the Corporation:

                  "FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 64,000,000 shares, consisting of 60,000,000 shares of Common Stock with a par value of $.01 per share (the "Common Stock") and 4,000,000 shares of Preferred Stock with a par value of $1.00 per share (the "Preferred Stock")."

         SECOND: That the stockholders of the Corporation duly approved such amendment at the Annual Meeting of Stockholders held on June 14, 2002 in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware and with Article 1, Section 1.2, of the Amended and Restated By-Laws of the Corporation.

         THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and with Article NINTH, Section 9 and Article TENTH of the Corporation's Amended and Restated Certificate of Incorporation, as amended.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Stephen D. Chubb, Chairman and Chief Executive Officer, and attested to by Rufus C. King, Assistant Secretary, this __ day of June, 2002.

                                      MATRITECH, INC.


                                      By:  ____________________________________
                                           Stephen D. Chubb
                                           Chairman and Chief Executive Officer

ATTEST:


------------------------------
Rufus C. King
Assistant Secretary

                                                                      Appendix B


                                 MATRITECH, INC.
                      2002 STOCK OPTION AND INCENTIVE PLAN

1.       PURPOSE AND ELIGIBILITY

         The purpose of this 2002 Stock Option and Incentive Plan (the "Plan") of Matritech, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant." Additional definitions are contained in Section 8.

2.       ADMINISTRATION

         a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

         b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

         c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.       STOCK AVAILABLE FOR AWARDS

         a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of common stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is, 2,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed, 2,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than, 1,000,000 shares of Common Stock.

         c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.       STOCK OPTIONS

         a. General. The Board may grant options to purchase Common Stock
(each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

         b. Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option."

         c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

         d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

         e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

         f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

                  (i)  by check payable to the order of the Company;

                  (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

                  (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.       RESTRICTED STOCK

         a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash or other lawful consideration in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.       OTHER STOCK-BASED AWARDS

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

         c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

         d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

         e.       Acquisition of the Company

                  (i) Consequences of an Acquisition. Unless otherwise provided for in the applicable Option or Award, upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate, or provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof; provided, however, that before terminating any portion of an Option that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

                  (ii) Acquisition Defined. An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

                  (iii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to paragraph (e)(i), the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

8.       MISCELLANEOUS

         a.  Definitions.

                  (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Matritech, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Matritech, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

                  (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  (iii) "employee" for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

         b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

         c. No Severance or Termination Rights. Awards under this Plan do not entitle the Participant to any benefit other than that granted under this Plan. Any benefits granted under this Plan are not part of the Participant's ordinary salary, and shall not be considered as part of such salary for pension purposes or in the event of severance, redundancy or resignation.

         d. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

         e. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was approved by the stockholders, but Awards previously granted may extend beyond that date.

         f. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

         g. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Massachusetts, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on
February 11, 2002

Approved by the stockholders on
_____________, 2002

                                                                      Appendix C


                                 MATRITECH, INC.
                  2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the 2002 Non-Employee Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of Matritech, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

2. AVAILABLE SHARES. The total number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), for which options may be granted under this Plan shall not exceed 965,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise (and without being used to pay the exercise price or tax withholding), in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4. AUTOMATIC GRANT OF OPTIONs. Subject to the availability of shares under this Plan, (a) each person who is first elected as a member of the Board during the term of this Plan and who is not an employee or officer of the Company on the date of such election shall be automatically granted an option (an "Initial Option") to purchase 10,000 shares of Common Stock; (b) starting with the 2002 Annual Meeting of Stockholders, each person who is elected or re-elected as a member of the Board at the Company's Annual Meeting of Stockholders in a given year (the "Annual Meeting") and who is not an employee or officer of the Company shall be automatically granted as of the date of such Annual Meeting, an option (an "Annual Option") to purchase 10,000 shares of Common Stock; and (c) any individual who is first elected to the Board after the Annual Meeting of Stockholders and who is not an employee or officer of the Company on the date of such election shall automatically receive, in addition to the Initial Option, a fraction of the Annual Option (rounded to the nearest whole share) equal to (x) divided by twelve (12), where (x) equals the number of complete months remaining until the first anniversary of the preceding Annual Meeting of Stockholders. The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Except for the specific options referred to above, no other options shall be granted under this Plan.

5. OPTION PRICE AND FAIR MARKET VALUE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common

Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market.

6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

7.       VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

         (a) Vesting. Options granted under this Plan shall not be exercisable until they become vested.

                  (i) Initial Options granted under Paragraph 4(a) of the Plan shall vest in the optionee, and thus become exercisable in accordance with the following schedule so that 100% of each Initial Option shall become exercisable four years from the date of grant, provided that the optionee has continuously served as a member of the Board through such vesting date:

NUMBER OF OPTION SHARES WHICH
WILL BECOME EXERCISABLE                      DATE OF VESTING
-----------------------                      ---------------
         0                          Less than one year from the date of grant

         2,500                      One year from the date of grant

         2,500                      Two years from the date of grant

         2,500                      Three years from the date of grant

         2,500                      Four years from the date of grant

                  (ii) Annual Options granted under Paragraph 4(b) of the Plan shall vest in the optionee, and thus become exercisable, in accordance with the following schedule so that 100% of each Annual Grant shall become exercisable on the first anniversary of the Annual Meeting for which they were granted, provided that the optionee has continuously served as a member of the Board through such vesting date:

NUMBER OF OPTION SHARES WHICH
WILL BECOME EXERCISABLE                          DATE OF VESTING
-----------------------                          ---------------
         0 Less than three months from the date of the Annual Meeting for which they were granted

         2,500 Three months from the date of the Annual Meeting for which they were granted

         2,500 Six months from the date of the Annual Meeting for which they were granted

         2,500                    Nine months from the date of the Annual

                                  Meeting for which they were granted

         2,500 Twelve months from the date of the Annual Meeting for which they were granted

                  (iii) Annual Options granted pursuant to Paragraph 4(c) shall vest on the same date as Annual Options granted pursuant to Paragraph 4(b), but only to the extent that such dates are after the date of election to the Board of Directors. The number of shares which will vest on each such date will be 2,500, except that the number of shares which will vest at the first vesting date following the date of election may be less than 2,500 and shall equal only the balance of such Annual Options granted which will not vest on later dates. Annual Options granted pursuant to Paragraph 4(c) shall vest only if the optionee has continuously served the Board through such vesting date. By way of example, if a director is elected on a date that is more than ten, but less than eleven months prior to the first anniversary of the preceding Annual Meeting, such director shall receive an Annual Option pursuant to Paragraph 4(c) equal to 8,333 shares [10,000 x (10/12)] that shall become exercisable: 833 shares three months after the date of the prior Annual Meeting, 2,500 shares six months after the date of the prior Annual Meeting, 2,500 shares nine months after the date of the prior Annual Meeting, and 2,500 shares twelve months after the date of the prior Annual Meeting.

         (iv) The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

         (b) LEGEND ON CERTIFICATES. The certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

         (c) NON-TRANSFERABILITY. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

8.       TERMINATION OF OPTION RIGHTS.

         (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

         (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

9.       EXERCISE OF OPTION AND RESALE RESTRICTIONS.

         (a) Exercise of Options. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Matritech, Inc., 330 Nevada Street, Newton, Massachusetts 02460, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be:

                  (i) by check payable to the order of the Company;

                  (ii) except as otherwise provided in the applicable option agreement, and only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by delivery by the optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

                  (iii) by delivery of shares of Common Stock owned by the optionee valued at fair market value (as determined in accordance with Paragraph
5); provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than on hundred (100) shares.

The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optinee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optinee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         (b) RESALE RESTRICTIONS. Under no circumstances may shares acquired pursuant to the exercise of options hereunder be disposed of on or prior to the date that is six months after the date such options were granted.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

         (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         (b) RECAPITALIZATION ADJUSTMENTS. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made.

         (c) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

         (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

         (b) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

12. REPRESENTATION OF OPTIONEE. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

13. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

14. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted under this Plan after June 14, 2012, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the meeting, (a) increase the maximum number of shares for which options may be granted under this Plan or the number of shares for which an option may be granted to any participating director hereunder, (b) change the provisions of this Plan regarding the termination of the options or the times when they may be exercised, (c) change the period during which any options may be granted or remain outstanding or the date on which this Plan shall terminate, (d) change the designation of the class of persons eligible to receive options, or otherwise change paragraph 4, (e) materially increase benefits accruing to option holders under this Plan, or (f) amend this Plan in any manner which would cause Rule 16b-3 to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

15. TAX WITHHOLDING. By accepting options under the Plan, each optionee acknowledges that the Company may be required to withhold taxes in connection with the exercise of such options in respect of amounts considered to be compensation includible in the optionee's gross income.

16. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.


Adopted by the Board of Directors on
February 11, 2002

Approved by the stockholders on
_____________, 2002

                                                                      Appendix D


                                 MATRITECH, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1 - PURPOSE.

      This 2002 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Matritech, Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2 - ADMINISTRATION OF THE PLAN.

      The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

      In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

ARTICLE 3 - ELIGIBLE EMPLOYEES.

      All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed a length of service of at least six months with the Company prior to the start of the Payment Period shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. Directors who are not employees of the Company shall not be eligible to receive options under this Plan.

ARTICLE 4 - STOCK SUBJECT TO THE PLAN.

      The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 225,000, subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE 5 - PAYMENT PERIOD AND STOCK OPTIONS.

      The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the later to occur of July 1 and the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan and shall end on December
31. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on January 1 and July 1 and ending on June 30 and December 31 of each calendar year.

         Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 1,000 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 1,000 shares except for the 1,000-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 1,000 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

      For purposes of the Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      For purposes of the Plan, the term "business day" means a day on which there is trading on the Nasdaq National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.

      No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE 6 - EXERCISE OF OPTION.

      Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 1,000-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be paid out to the employee in cash, without interest.

ARTICLE 7 - AUTHORIZATION FOR ENTERING THE PLAN.

      An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

              A. Stating the percentage to be deducted regularly from the employee's pay;

              B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

              C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

      Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

      The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE 8 - MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS.

      An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

ARTICLE 9 - CHANGE IN PAYROLL DEDUCTIONS.

      Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

ARTICLE 10 - WITHDRAWAL FROM THE PLAN.

      A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

      To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE 11 - ISSUANCE OF STOCK.

      Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

      Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE 12 - ADJUSTMENTS.

      Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

                     A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

                     B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

      Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

      If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 1,000-share limitation, Code
Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

      The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

ARTICLE 13 - NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS.

      An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

ARTICLE 14 - TERMINATION OF EMPLOYEE'S RIGHTS.

      Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

         If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.

ARTICLE 15 - TERMINATION AND AMENDMENTS TO PLAN.

      Unless terminated sooner as provided below, the Plan shall terminate on June 14, 2012. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

      The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

ARTICLE 16 - LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN.

      The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

ARTICLE 17 - PARTICIPATING SUBSIDIARIES.

      The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

ARTICLE 18 - OPTIONEES NOT STOCKHOLDERS.

      Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE 19 - APPLICATION OF FUNDS.

      The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE 20 - NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

      By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE 21 - WITHHOLDING OF ADDITIONAL INCOME TAXES.

      By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE 22 - GOVERNMENTAL REGULATIONS.

      The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE 23 - GOVERNING LAW.

      The validity and construction of the Plan shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

ARTICLE 24 - APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY.

      The Plan was adopted by the Board of Directors on February 11, 2002 and was approved by the stockholders of the Company on _________, 2002.